Exhibit 10.8I

GlaxoSmithKline One Franklin Plaza P.O. Box 7929 Philadelphia, PA 19101-7929 Tel. 215 751 4000 Fax. 215 751 3400 www.gsk.com

August 1, 2001

NPS Pharmaceuticals, Inc.
420 Chipeta Way
Salt Lake City, Utah 84108

RE: Amendment Agreement to Amend the January 24, 2000 Amendment Agreement

Dear Sirs:

This Amendment Agreement to amend the January 24, 2000 Amendment Agreement will confirm that the Letter Agreement dated November 26, 1997 between NPS Pharmaceuticals, Inc., a corporation of the state of Delaware, having a place of business at 420 Chipeta Way, Salt Lake City, Utah 84108, U.S.A. (herein referred to as “NPS”) and SmithKline Beecham Corporation, a GlaxoSmithKline Company, a corporation of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. (hereinafter referred to as “GSK”) shall be amended, effective as of the date of NPS’ signature below, as follows:

•   In the second bullet, delete the “fifth, sixth, and seventh RESEARCH years” and insert therefor the words “fifth and sixth RESEARCH years, and at a level of one hundred seventy five thousand U.S. dollars (U.S. $175,000) per NPS FTE who is a lab personnel and at a level of one hundred fifty thousand U.S. dollars (U.S. $150,000) per NPS FTE who is a non-lab based consultant for the seventh RESEARCH year and at a level of two hundred twenty five thousand U.S. dollars (U.S. $225,000) per NPS FTE who is a non-lab based consultant for the eighth RESEARCH year, provided that it is understood that there will only be a total of two (2) NPS FTE’s during the seventh RESEARCH year and only a total of four (4) NPS FTE’s during the eighth RESEARCH year, and the levels outlined above will be applied on a pro-rata basis depending on the type of NPS FTE utilized.

•   This Amendment Agreement shall be retroactively effective as of November 1, 2000.

•   All other terms and conditions of the Letter Agreement shall remain in full force and effect.

Please indicate your acceptance of this January 24, 2000 Amendment Agreement by signing and dating the duplicate copies of this letter below and returning one such fully executed copy to GSK.

Very truly yours,
SMITHKLINE BEECHAM CORPORATION (a GlaxoSmithKline Company)

By:	/s/ Donald F. Parman
Donald F. Parman
Title:	Secretary
Date:	August 1, 2001

AGREED TO AND ACCEPTED: NPS PHARMACEUTICALS, INC.

By:	/s/ E. F. Nemith
E. F. Nemith
Title:	CSO
Date:	7 Aug 2001